UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Research Growth Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28
Date of reporting period:	8/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Research Growth Fund, Inc.

SEMIANNUAL REPORT August 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
28	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Research Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Research Growth Fund, Inc., covering the six-month period from March 1, 2009, through August 31, 2009.

At long last, the current recession cycle appears to be winding down. After generally slumping since December 2007, we expect U.S. economic growth to pick up during the third quarter of 2009. Highly stimulative monetary and fiscal policies domestically and throughout the world, combined with the low cost of debt and equity capital compared to historical norms, already have sparked a rebound in industrial production as manufacturers replenish their depleted inventories. However, we continue to anticipate a slower-than-average recovery, with the unemployment rate likely to remain elevated over the next several quarters.

The U.S.stock market anticipated the economic upturn with a sustained market rally that began just days after the start of the reporting period. Although the rebound initially was concentrated primarily among lower-quality stocks that had been severely punished in the downturn, it later broadened to include virtually all economic sectors and capitalization ranges.While we are encouraged by the market’s recent strength, we remain concerned that improving investor sentiment may have exceeded the revival of business fundamentals.Accordingly, we continue to believe that careful selectivity and risk management will be keys to success in the financial markets over the foreseeable future. As always, we urge you to speak with your financial adviser about the potential opportunities and obstacles in today’s investment environment.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Investment Team.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the reporting period of March 1, 2009, through August 31, 2009, as provided by Elizabeth Slover, Barry Mills and David Sealy, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended August 31, 2009, Dreyfus Research Growth Fund’s Class A shares produced a total return of 35.75%, Class C shares returned 35.37%, Class I shares returned 36.02%, and Class Z shares returned 36.35%.1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index, produced a total return of 38.51% during the same period.2

In the wake of a bear market just prior to the reporting period stemming from a severe recession and banking crisis, stocks rallied strongly over the spring and summer of 2009. The fund produced returns roughly in line with its benchmark as the markets went through an inflection point on improved sentiment.

The Fund’s Investment Approach

In seeking long-term capital growth consistent with the preservation of capital, the fund invests at least 80% of its assets in common stocks. The fund also may invest up to 25% of its assets in foreign securities. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors.The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

Equity Markets Plunged, Then Rebounded Sharply

In the months before the start of the reporting period, a global financial crisis and severe recession fueled a bear market that drove market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

averages to multi-year lows. The decline was broad-based, affecting industry groups and individual stocks seemingly regardless of their underlying business fundamentals.

Market sentiment suddenly began to improve just days after the start of the reporting period, as aggressive measures adopted by government and monetary authorities seemed to gain traction. Evidence of economic stabilization later appeared, supporting a sustained rally through the reporting period’s end.

Lower-Quality Stocks Lead the Way

We identified a number of strong performers that enabled the fund to achieve results that were roughly in line with the benchmark before fees and expenses are considered.

In the consumer discretionary sector, dining chain Darden Restaurants benefited when consumers turned toward lower-cost goods and services in the recession, and we sold the stock when it reached a fuller valuation. Cruise line Carnival Corp. rebounded from low levels after cost reductions put it in a good position to grow earnings during an economic recovery. Household goods maker Newell Rubbermaid appeared poised to increase sales in a traditionally defensive industry group. Media giant Time Warner spun off its cable television division, unlocking value for shareholders.A number of multiline retailers—including Nordstrom, Macy’s and Kohl’s—gained value as investors looked forward to better economic times.We sold Macy’s when it reached a richer valuation.

In the consumer staples sector, battery maker Energizer Holdings and household goods provider Colgate-Palmolive rose on expectations of an economic recovery. Mass merchandiser Wal-Mart Stores, grocery chain Whole Foods and pharmacy chain CVS Caremark also contributed positively to the fund’s relative performance, as did beverage giants Coca-Cola Enterprises and PepsiCo. Among industrial companies, engine maker Cummins and equipment provider Illinois Tool Works bounced back strongly from low price levels. We sold Illinois Tool Works after it gained value.

Laggards during the reporting period included several companies in the information technology sector, such as software developers Intuit and Microsoft. Retail electronic payments network provider Visa lagged despite its strong market position. Poor timing in the purchase of consultant Accenture, and money transfer specialist Western Union weighed on results. In the financials sector, a number of consumer finance companies did not meet our investment criteria, and the fund did not participate in their gains. After we sold insurer AFLAC on concerns regarding its disability insurance business, the stock moved higher as investors appeared less concerned. Conversely, we bought shares of Prudential Financial Group late, missing some of its rally.

Positioned for a Mild Economic Recovery

An economic recovery currently seems likely, but significant headwinds remain. Therefore, we are cautiously optimistic about the long-term prospects for stocks.We have found a number of opportunities meeting our criteria among companies that we believe are positioned to benefit from greater corporate spending and investment. Moreover, investors appear to be focusing more intently on business fundamentals, creating an environment that may be especially well suited to our investment process.

September 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. It includes the maximum initial sales charges in the case of Class A shares, and the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from March 1, 2009 to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2009

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 11.82	$ 15.07	$ 8.98	$ 6.91
Ending value (after expenses)	$1,357.50	$1,353.70	$1,360.20	$1,363.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2009

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 10.11	$ 12.88	$ 7.68	$ 5.90
Ending value (after expenses)	$1,015.17	$1,012.40	$1,017.59	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of 1.99% for Class A, 2.54% for Class C, 1.51% for
Class I and 1.16% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS August 31, 2009 (Unaudited)

Common Stocks—98.6%	Shares	Value ($)
Consumer Discretionary—12.1%
Abercrombie & Fitch, Cl. A	26,990	871,507
Autoliv	36,580 [a]	1,173,120
Carnival	33,900	991,575
Gap	78,510	1,542,722
Home Depot	48,470	1,322,746
Interpublic Group of Cos.	153,670 [a,b]	966,584
Kohl’s	33,180 [a,b]	1,711,756
Newell Rubbermaid	130,430	1,815,586
Nordstrom	47,170 [a]	1,322,647
O’Reilly Automotive	25,320 [a,b]	969,250
Staples	80,790	1,745,872
Target	49,210	2,312,870
Time Warner	39,420	1,100,212
		17,846,447
Consumer Staples—13.3%
Cadbury, ADR	28,920	1,092,887
Coca-Cola Enterprises	69,330	1,401,159
Colgate-Palmolive	40,050	2,911,635
Dean Foods	54,680 [b]	991,895
Estee Lauder, Cl. A	46,420	1,664,157
PepsiCo	91,090	5,162,070
Philip Morris International	94,870	4,336,508
SUPERVALU	56,470	810,345
Whole Foods Market	44,700 [b]	1,299,876
		19,670,532
Energy—4.7%
Cameron International	22,160 [b]	791,334
Consol Energy	19,010	711,164
Halliburton	32,670	774,606
Noble Energy	11,520	696,499
Occidental Petroleum	19,670	1,437,877
Southwestern Energy	33,050 [b]	1,218,223
Transocean	8,600 [b]	652,224
XTO Energy	17,320	668,552
		6,950,479

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—4.2%
Ameriprise Financial	26,550	797,296
BlackRock	3,820	762,357
Goldman Sachs Group	6,070	1,004,342
Principal Financial Group	30,210	857,964
Prudential Financial	16,010	809,786
State Street	37,240	1,954,355
		6,186,100
Health Care—18.0%
Aetna	24,580	700,530
Alexion Pharmaceuticals	25,020 [a,b]	1,129,403
Amgen	44,600 [b]	2,664,404
Boston Scientific	68,340 [b]	802,995
Bristol-Myers Squibb	76,280	1,688,076
Celgene	26,480 [b]	1,381,462
Covidien	38,160	1,509,991
DaVita	17,710 [b]	915,784
Gilead Sciences	45,310 [b]	2,041,669
Johnson & Johnson	47,960	2,898,702
Life Technologies	24,540 [b]	1,092,766
Medco Health Solutions	21,810 [b]	1,204,348
MEDNAX	19,140 [b]	996,620
Merck & Co.	70,810	2,296,368
Pfizer	73,100	1,220,770
St. Jude Medical	30,350 [b]	1,169,689
Universal Health Services, Cl. B	16,120 [a]	947,211
Vertex Pharmaceuticals	26,140 [a,b]	977,897
Zimmer Holdings	19,570 [b]	926,640
		26,565,325
Industrial—10.4%
Caterpillar	36,540 [a]	1,655,627
Cummins	41,300	1,871,716
Danaher	12,790	776,481
Dover	38,400	1,328,256
JetBlue Airways	156,760 [b]	910,776
Norfolk Southern	28,810	1,321,515
Paccar	43,920 [a]	1,588,586

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Parker Hannifin	28,960	1,409,194
Raytheon	24,790 [a]	1,169,592
Tyco International	45,720	1,448,867
Union Pacific	30,300	1,812,243
		15,292,853
Information Technology—31.7%
Apple	34,570 [b]	5,815,020
Autodesk	34,500 [b]	808,335
BMC Software	39,180 [b]	1,396,767
Broadcom, Cl. A	70,740 [b]	2,012,553
Cisco Systems	216,490 [b]	4,676,184
Electronic Arts	68,660 [b]	1,250,985
EMC	133,130 [b]	2,116,767
Google, Cl. A	8,920 [b]	4,118,096
Hewlett-Packard	67,720	3,039,951
Informatica	54,740 [b]	981,488
Juniper Networks	55,130 [a,b]	1,271,849
Microsoft	281,210	6,931,827
Motorola	152,790	1,097,032
Oracle	162,810	3,560,655
Sybase	39,170 [b]	1,365,075
Texas Instruments	109,910	2,702,687
Visa, Cl. A	29,270	2,081,097
Western Union	85,480	1,542,059
		46,768,427
Materials—3.7%
Albemarle	31,560	1,017,179
Celanese, Ser. A	57,290	1,459,176
Crown Holdings	26,330 [b]	653,774
E.I. du Pont de Nemours & Co.	31,650	1,010,585
Freeport-McMoRan Copper & Gold	20,080	1,264,638
		5,405,352
Utilities—.5%
FPL Group	11,820	664,048
Total Common Stocks
(cost $123,171,919)		145,349,563

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,893,000)	1,893,000 [c]	1,893,000

Investment of Cash Collateral
for Securities Loaned—5.8%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $8,543,877)	8,543,877 [c]	8,543,877

Total Investments (cost $133,608,796)	105.7%	155,786,440
Liabilities, Less Cash and Receivables	(5.7%)	(8,399,232)
Net Assets	100.0%	147,387,208

ADR—American Depository Receipts

a All or a portion of these securities are on loan. At August 31, 2009, the total market value of the fund’s securities on loan is $8,205,620 and the total market value of the collateral held by the fund is $8,543,877.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	31.7	Energy	4.7
Health Care	18.0	Financial	4.2
Consumer Staples	13.3	Materials	3.7
Consumer Discretionary	12.1	Utilities	0.5
Industrial	10.4
Money Market Investments	7.1		105.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,205,620)—Note 1(c):
Unaffiliated issuers	123,171,919	145,349,563
Affiliated issuers	10,436,877	10,436,877
Cash		5,904
Receivable for investment securities sold		1,227,319
Dividends and interest receivable		186,975
Prepaid expenses		36,618
		157,243,256
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		143,592
Liability for securities on loan—Note 1(c)		8,543,877
Payable for investment securities purchased		986,170
Payable for shares of Common Stock redeemed		127,220
Accrued expenses		55,189
		9,856,048
Net Assets ($)		147,387,208
Composition of Net Assets ($):
Paid-in capital		172,171,235
Accumulated undistributed investment income—net		248,537
Accumulated net realized gain (loss) on investments		(47,210,208)
Accumulated net unrealized appreciation
(depreciation) on investments		22,177,644
Net Assets ($)		147,387,208

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	247,756	13,156	9,913	147,116,383
Shares Outstanding	37,219	1,975	1,484	21,951,102
Net Asset Value Per Share ($)	6.66	6.66	6.68	6.70

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended August 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $126 foreign taxes withheld at source):
Unaffiliated issuers	1,009,233
Affiliated issuers	1,985
Income from securities lending	12,220
Total Income	1,023,438
Expenses:
Management fee—Note 3(a)	496,236
Shareholder servicing costs—Note 3(c)	159,378
Registration fees	39,532
Professional fees	35,553
Custodian fees—Note 3(c)	13,554
Prospectus and shareholders’ reports	13,340
Directors’ fees and expenses—Note 3(d)	8,011
Loan commitment fees—Note 2	619
Distribution fees—Note 3(b)	45
Miscellaneous	13,558
Total Expenses	779,826
Less—reduction in fees due to
earnings credits—Note 1(c)	(8,976)
Net Expenses	770,850
Investment Income—Net	252,588
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,882,304)
Net unrealized appreciation (depreciation) on investments	42,636,239
Net Realized and Unrealized Gain (Loss) on Investments	39,753,935
Net Increase in Net Assets Resulting from Operations	40,006,523

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2009	Year Ended
	(Unaudited)	February 28, 2009[a]
Operations ($):
Investment income—net	252,588	693,751
Net realized gain (loss) on investments	(2,882,304)	(44,005,901)
Net unrealized appreciation
(depreciation) on investments	42,636,239	(32,205,875)
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,006,523	(75,518,025)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,056)	—
Class I Shares	(52)	—
Class Z Shares	(694,074)	(237,253)
Net realized gain on investments:
Class Z Shares	—	(3,449,664)
Total Dividends	(695,182)	(3,686,917)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	185,916	34,332
Class C Shares	2,589	39,849
Class I Shares	—	10,000
Class Z Shares	554,334	3,130,017
Dividends reinvested:
Class A Shares	995	—
Class Z Shares	666,336	3,564,922
Cost of shares redeemed:
Class A Shares	(4,300)	(198)
Class C Shares	(27,049)	—
Class Z Shares	(5,295,182)	(16,333,764)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(3,916,361)	(9,554,842)
Total Increase (Decrease) in Net Assets	35,394,980	(88,759,784)
Net Assets ($):
Beginning of Period	111,992,228	200,752,012
End of Period	147,387,208	111,992,228
Undistributed investment income—net	248,537	691,131

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	August 31, 2009	Year Ended
	(Unaudited)	February 28, 2009[a]
Capital Share Transactions:
Class A
Shares sold	31,810	6,021
Shares issued for dividends reinvested	168	—
Shares redeemed	(778)	(2)
Net Increase (Decrease) in Shares Outstanding	31,200	6,019
Class C
Shares sold	491	7,084
Shares redeemed	(5,600)	—
Net Increase (Decrease) in Shares Outstanding	(5,109)	7,084
Class I
Shares sold	—	1,484
Class Z
Shares sold	98,277	448,788
Shares issued for dividends reinvested	112,178	437,413
Shares redeemed	(905,686)	(2,393,718)
Net Increase (Decrease) in Shares Outstanding	(695,231)	(1,507,517)

a The fund changed to a multiple class fund on September 30, 2008.The existing shares were redesignated as Class Z shares and the fund commenced initial offering of Class A, Class C and Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	August 31, 2009	Year Ended
Class A Shares	(Unaudited)	February 28, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	(.01)	.01
Net realized and unrealized
gain (loss) on investments	1.77	(1.81)
Total from Investment Operations	1.76	(1.80)
Distributions:
Dividends from investment income—net	(.04)	—
Net asset value, end of period	6.66	4.94
Total Return (%)[c,d]	35.75	(29.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.00	1.59
Ratio of net expenses to average net assets[e]	1.99	1.57
Ratio of net investment income
(loss) to average net assets[e]	(.47)	.27
Portfolio Turnover Rate[d]	80.06	162.04
Net Assets, end of period ($ x 1,000)	248	30

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	August 31, 2009	Year Ended
Class C Shares	(Unaudited)	February 28, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	4.92	6.74
Investment Operations:
Investment (loss)—net[b]	(.02)	(.01)
Net realized and unrealized
gain (loss) on investments	1.76	(1.81)
Total from Investment Operations	1.74	(1.82)
Net asset value, end of period	6.66	4.92
Total Return (%)[c,d]	35.37	(30.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.55	2.24
Ratio of net expenses to average net assets[e]	2.54	2.22
Ratio of net investment (loss)
to average net assets[e]	(.84)	(.53)
Portfolio Turnover Rate[d]	80.06	162.04
Net Assets, end of period ($ x 1,000)	13	35

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

	Six Months Ended
	August 31, 2009	Year Ended
Class I Shares	(Unaudited)	February 28, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	4.94	6.74
Investment Operations:
Investment income—net[b]	—	.01
Net realized and unrealized
gain (loss) on investments	1.78	(1.81)
Total from Investment Operations	1.78	(1.80)
Distributions:
Dividends from investment income—net	(.04)	—
Net asset value, end of period	6.68	4.94
Total Return (%)[c]	36.02	(29.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.53	1.35
Ratio of net expenses to average net assets[d]	1.51	1.33
Ratio of net investment income
to average net assets[d]	.02	.46
Portfolio Turnover Rate[c]	80.06	162.04
Net Assets, end of period ($ x 1,000)	10	7

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2009			Year Ended February 28/29,
Class Z Shares	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	4.94	8.31	8.88	8.90	8.07	8.04
Investment Operations:
Investment income—net[b]	.01	.03	.05	.02	.02	.05
Net realized and unrealized
gain (loss) on investments	1.78	(3.24)	.34	.56	.83	.04
Total from Investment Operations	1.79	(3.21)	.39	.58	.85	.09
Distributions:
Dividends from
investment income—net	(.03)	(.01)	(.05)	(.02)	(.02)	(.06)
Dividends from net realized
gain on investments	—	(.15)	(.91)	(.58)	—	—
Total Distributions	(.03)	(.16)	(.96)	(.60)	(.02)	(.06)
Net asset value, end of period	6.70	4.94	8.31	8.88	8.90	8.07
Total Return (%)	36.35[c]	(39.42)	3.49	6.61	10.58	1.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17[d]	1.09	.98	1.04	1.02	1.04
Ratio of net expenses
to average net assets	1.16[d]	1.09[e]	.98[e]	1.04	1.02	1.04
Ratio of net investment income
to average net assets	.38[d]	.41	.49	.19	.19	.66
Portfolio Turnover Rate	80.06[c]	162.04	106.41	101.93	85.41	103.82
Net Assets, end of period
($ x 1,000)	147,116	111,920	200,752	210,361	224,514	226,827

a The fund changed to a multiple class fund on September 30,2008. The existing shares were redesignated as
Class Z shares.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,484 Class C and Class I shares of the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	143,083,556	—	—	143,083,556
Equity Securities—
Foreign	2,266,007	—	—	2,266,007
Mutual Funds	10,436,877	—	—	10,436,877
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unreliazed appreciation (depreciation), or in the case of options, marked value at period end.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2009, The Bank of New York Mellon earned $5,237 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each of the tax years in the three year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2009. If not applied, $20,410,162 expires in fiscal 2017

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2009 was as follows: ordinary income $239,486 and long-term capital gains $3,447,431.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended August 31, 2009, the fund did not borrow under either Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the Manager will bear such excess expense.

During the period ended August 31, 2009, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2009, Class C shares were charged $45 pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2009, Class A, Class C and Class Z shares were charged $174, $15 and $66,807, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2009, the fund was charged $47,535 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2009, the fund was charged $8,976 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2009, the fund was charged $13,554 pursuant to the custody agreement.

During the period ended August 31, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $92,060, Rule 12B-1 distribution plan fees $8, shareholder services plan fees $13,052, custodian fees $3,606, chief compliance officer fees $2,784 and transfer agency per account fees $32,082.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2009 amounted to $103,842,451 and $107,979,210, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended August 31, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At August 31, 2009, accumulated net unrealized appreciation on investments was $22,177,644, consisting of $23,628,178 gross unrealized appreciation and $1,450,534 gross unrealized depreciation.

At August 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load, large cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the second quartile of the Performance Group and Performance Universe for all periods ended December 31, 2008 (except for the five-year period, when it was in the third quartile of the Performance Group). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s management fees were in the second quartile of the Expense Group, the actual management fee was in the third quartile of the Expense Universe and the total expense ratio was in the second quartile of the Expense Group and Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. David Officer
J. David Officer,
President

Date:	October 28, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	October 28, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)